                                                                   Exhibit 10.41

                                FIRST AMENDMENT
                                ---------------

     THIS FIRST AMENDMENT (this "Amendment") dated as of October 23, 2000, among HOST MARRIOTT CORPORATION, a Maryland corporation ("Holdings"), HOST MARRIOTT, L.P., a Delaware limited partnership (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                                   WITNESSETH:
                                   ----------

     WHEREAS, Holdings, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 19, 1997, and amended and restated as of August 5, 1998, and further amended and restated as of May 31, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Banks amend and/or waive certain provisions of the Credit Agreement and the Banks have agreed to amend and/or waive such provisions on the terms and conditions herein provided; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows:

     NOW, THEREFORE, it is agreed:


     1. Section 7.16 of the Credit Agreement is hereby amended to add a new clause (e) at the end of such Section, which clause (e) shall read in its entirety as follows:

          "(e) Notwithstanding anything to the contrary contained above in this
     Section 7.16 or anything else in this Agreement or in any other Credit Document, no Subsidiary of Holdings or the Borrower shall be required to become a Subsidiary Guarantor (and thereby execute a counterpart of the Subsidiaries Guaranty and/or the Pledge and Security Agreement) pursuant to clause (x) of Section 7.16(a)(A) unless such Subsidiary is a Wholly Owned Subsidiary without reference to the parenthetical clause contained in clause (ii) of the definition of "Wholly-Owned Subsidiary" contained in
     Section 10.01. The provisions of this clause (e), however, shall only apply to the extent that such Subsidiary's becoming a Subsidiary Guarantor would require the Borrower to publicly report separate financial statements for such Subsidiary (either individually or together with other similar Subsidiaries) pursuant to the Exchange Act and/or the Securities Act."

     2. Schedule IV to the Credit Agreement shall be replaced in its entirety by Schedule IV attached hereto, and all references in the Credit Agreement to
Schedule IV (including, without limitation, in Section 4.06 thereof) shall be deemed to be references to Schedule IV attached hereto.

     3. Section 6.13 of the Credit Agreement is hereby amended by replacing the references to "the Effective Date" appearing therein with references to "October 16, 2000."

     4. Any Subsidiary of the Borrower that is listed in Annex A hereto, (each of which Subsidiaries would not have been a Wholly-Owned Subsidiary of the Borrower but for the final parenthetical in the definition of Wholly-Owned Subsidiary) that immediately prior to the effectiveness of this Amendment was a Subsidiary Guarantor shall be automatically released from its obligations under the Subsidiaries Guaranty and shall no longer constitute a Subsidiary Guarantor and any equity interests in such Subsidiary listed in Annex A hereto that are pledged pursuant to the Pledge and Security Agreement shall be automatically released from the liens and security interests created thereunder, in each case so long as such Subsidiary is simultaneously released from its guaranty of other Indebtedness of the Borrower (including the Senior Notes).

     5. This Amendment shall become effective on the date (the "Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     6. In order to induce the Banks to enter into this Amendment, each Credit Party hereto represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Amendment Effective Date both before and after giving effect to this Amendment.

     7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as specified above.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                             HOST MARRIOTT CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             HOST MARRIOTT, L.P.
                                             By:  Host Marriott Corporation,
                                                  its General Partner


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             BANKERS TRUST COMPANY,
                                             Individually and as Administrative
                                             Agent

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             THE BANK OF NOVA SCOTIA

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             BANK LEUMI USA

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             BANK OF HAWAII

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             FLEET NATIONAL BANK

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             ERSTE BANK DER OESTERREICHISCHEN
                                                  SPARKASSEN AG

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             FIRST COMMERCIAL BANK, NEW YORK
                                                  AGENCY

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             HELLER FINANCIAL, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             BANK OF AMERICA, N.A.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             SOCIETE GENERALE, SOUTHWEST AGENCY

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             THE BANK OF NEW YORK

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             DLJ CAPITAL FUNDING, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             BANK ONE, N.A.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             THE INTERNATIONAL COMMERCIAL BANK
                                                  OF CHINA, NEW YORK AGENCY

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             WELLS FARGO BANK, N.A.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             KZH CNC LLC

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             WINGED FOOT FUNDING TRUST

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             CHANG HWA COMMERCIAL BANK, LTD.,
                                                  NEW YORK BRANCH

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CHINATRUST COMMERCIAL BANK

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             TAIPEI BANK

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             PILGRIM CLO 1999-1, LTD.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             SEQUILS PILGRIM-1, LTD.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             ISA INCORPORATED

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                         ANNEX A
                                                                         -------

                      LIST OF SUBSIDIARIES TO BE RELEASED
                            AS SUBSIDIARY GUARANTORS


1.   Atlanta II Limited Partnership
2.   HMC Burlingame II LLC
3.   HMC Diversified American Hotels, L.P.
4.   HMC East Side LLC
5.   HMC Park Ridge II LLC
6.   HMC Park Ridge LP
7.   HMC Partnership Properties LLC
8.   HMC RTZ Loan II LLC
9.   HMC RTZ Loan Limited Partnership
10.  Host DSM Limited Partnership
11.  Ivy Street Hotel Limited Partnership
12.  Ivy Street MPF LLC
13.  Potomac Hotel Limited Partnership